Exhibit 10.13

FIFTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement is entered into as of March 4, 2024 (the “Amendment”), by and between EAST WEST BANK (“Bank”) and IDENTIV, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 8, 2021 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 30, 2021, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of April 14, 2022, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2022 and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of February 7, 2023 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.
Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower's failure to comply with the minimum EBITDA covenant set forth in Section 6.9(b) of the Agreement for the period ended December 31, 2023 (the “Covenant Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Default. Bank does not waive Borrower's obligations under such section after the date hereof, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.
2.
Sections 6.3(d) of the Agreement is amended and restated in its entirety to read as follows:

(d) as soon as available, but in any event no later than thirty (30) days prior to the beginning of each fiscal year, an annual operating budget and financial projections (including income statements, balance sheets and cash flow statements) for the upcoming fiscal year, presented in a quarterly format, approved by Parent’s board of directors, and in a form and substance acceptable to Bank (each, a “Financial Plan”); provided however, that Borrower’s Financial Plan for 2024 shall be delivered to Bank no later than March 31, 2024;

3.
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
4.
Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing, after giving effect to this Amendment.
5.
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is executed and delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file or electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or electronic signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents requested by Bank within five (5) Business Days following Bank’s request.
6.
As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)
this Amendment, duly executed by Borrower;
(b)
payment of a waiver fee in the amount of $30,000 plus all Bank Expenses incurred through the date of this Amendment; and
(c)
such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

IDENTIV, INC. By: /s/ Justin Scarpulla Name: Justin Scarpulla Title: CFO

EAST WEST BANK By: /s/ Joe Powaga Name: Joe Powaga Title: Portfolio Manager